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                                                                   Exhibit 10.1

Fourth Amendment, dated as of December 21, 1999 (this "Fourth Amendment") to the Amended and Restated Credit Agreement, dated as of July 2, 1998 (as amended by the First Amendment and Assignment and Acceptance, dated as of July 27, 1998, the Second Amendment, dated as of January 29, 1999, the Third Amendment, dated as of June 29, 1999, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) SUNRISE TELEVISION CORP. ("Holdings"); (ii) STC BROADCASTING, INC. (the "Borrower"); (iii) the several banks and other financial institutions from time to time parties thereto, (individually, a "Lender," and collectively, the "Lenders"); (iv) NATIONSBANK, N.A., as documentation agent (in such capacity, the "Documentation Agent"); (v) CITICORP USA, INC. (formerly known as Salomon Brothers Holding Company Inc), as syndication agent (in such capacity, the "Syndication Agent") and (vi) THE CHASE MANHATTAN BANK, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                             W I T N E S S E T H :

         WHEREAS, pursuant to the Credit Agreement the Lenders have agreed to make, and have made, certain Loans to the Borrower;

         WHEREAS, Holdings and the Borrower have requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Defined Terms. (a) General. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

         (b) Addition of Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined term in the appropriate alphabetical order:

             "Special Subordinated Debt Issuance": the issuance by Holdings of pay-in-kind subordinated Indebtedness to infuse additional capital into the Borrower through the purchase of Capital Stock by Holdings in an aggregate amount not to exceed $25,000,000, the proceeds of which are used by the Borrower to prepay the Revolving Credit Loans as described in subsection 2.9(a). Such Indebtedness will be issued to HMTF in the approximate amount of $22,500,000 and to Chase Equity Associates, L.P. in the approximate amount of $2,500,000. The terms of such subordinated Indebtedness shall be reasonably satisfactory to the Administrative Agent.




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1. Amendment to Subsection 2.9(a). Subsection 2.9(a) of the Credit Agreement is
hereby amended by adding at the end thereof immediately prior to the period the following:

             "provided, further, notwithstanding the foregoing provisions of this subsection 2.9, 100% of the Net Cash Proceeds from the Special Subordinated Debt Issuance and the related purchase by Holdings of Capital Stock of the Borrower shall be applied on the date of such issuance toward the prepayment of the Revolving Credit Loans"

1. Amendment to Subsection 2.9(d). Subsection 2.9(d) of the Credit Agreement is hereby amended by adding at the end of the first sentence thereof immediately prior to the period the following:

             "provided, that, notwithstanding the foregoing provisions of this subsection 2.9(d), 100% of the Net Cash Proceeds from the Special Subordinated Debt Issuance and the related purchase by Holdings of Capital Stock of the Borrower shall be applied on the date of such issuance toward the prepayment of the Revolving Credit Loans"

1. Amendment to Subsection 4.16. Subsection 4.16 of the Credit Agreement is hereby amended by adding at the end thereof and immediately prior to the period the following:

             "provided, that a portion of the Revolving Credit Loans may be used to make the Restricted Payments described in, and in accordance with the terms of, subsection 7.6(a)(vi)"

1. Amendment to Subsection 7.2. Subsection 7.2 of the Credit Agreement is hereby amended by adding thereto the following new paragraph (n):

             "(n) Indebtedness of Holdings arising under the Special Subordinated Debt Issuance."

1. Amendment to Subsection 7.6. Subsection 7.6 of the Credit Agreement is hereby amended by (a) deleting the reference to "clause (vi)" in the second line of paragraph (a) and substituting in lieu thereof a reference to "clause
(iv)", (b) deleting the word "and" at the end of paragraph (a)(iv) thereof, (c) deleting the period at the end of paragraph (a)(v) and substituting in lieu thereof the following: "; and", (d) adding thereto the following new paragraph
(a)(vi):

             "(vi) the proceeds of which are used by Holdings to make payments on account of the Special Subordinated Debt Issuance; provided, that
         (x) the aggregate amount of such Restricted Payments made by the Borrower to Holdings in reliance on this clause (vi) shall not exceed the amount of the proceeds contributed by Holdings to the Borrower in connection with the Special Subordinated Debt Issuance and (y) prior to making any such Restricted Payments in reliance on this clause (vi) the Borrower shall have presented evidence to the Administrative Agent in reasonably satisfactory detail (including supporting calculations) demonstrating that the Borrower was in compliance with each of the financial condition covenants contained in subsection 7.1 as of the end of the one




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             fiscal quarter most recently concluded prior to the making of any such Restricted Payment and would be so in compliance after giving effect to the making of any such Restricted Payment, with such compliance being determined on a pro forma basis assuming that the Net Cash Proceeds from the Special Subordinated Debt Issuance had not been applied toward the prepayment of the Revolving Credit Loans."

1. Fees. In consideration of the agreement of the Lenders to consent to the amendments contained herein, the Borrower agrees to pay to each Lender which so consents on or prior to December 21, 1999, an amendment fee in an amount equal to 0.10% of the amount of such Lender's Commitment, payable on the date hereof in immediately available funds.

1. Effectiveness. This Fourth Amendment shall become effective on the date on which the following conditions precedent shall have been satisfied (such date, the "Effective Date"):

             (a) the Administrative Agent shall have received counterparts of this Fourth Amendment, duly executed and delivered by Holdings, the Borrower, the Required Lenders, the Majority Committed Term Facility Lenders and the Majority Facility Lenders in respect of the Incremental Term Loan Facility ;

             (b) all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Fourth Amendment shall be satisfactory in form and substance to the Administrative Agent; and

             (c) the Borrower shall have paid the fees referred to in paragraph 6 of this Fourth Amendment.

1. Representations and Warranties. On and as of the date hereof after giving effect to this Fourth Amendment, each of Holdings and the Borrower hereby represents and warrants to the Lenders that:

             (a) Each of its representations and warranties contained in
         Section 4 of the Credit Agreement or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that the references to the Credit Agreement therein shall be deemed to include this Fourth Amendment; and

             (a) No Default or Event of Default has occurred and is continuing.

1. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

1. Additional Assurances. Each of Holdings and the Borrower agrees to take such action as may reasonably be requested by the Administrative Agent for Holdings to pledge the Capital Stock of the Borrower acquired by Holdings with the proceeds of the Special Subordinated Debt Issuance to the Administrative Agent under the Amended and Restated Guarantee and Collateral Agreement (including, without limitation, by the delivery to the Administrative Agent, with undated stock powers duly executed in blank, of any certificates representing such capital stock).

1. GOVERNING LAW; Counterparts. (a) THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

             (b) This Fourth Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument. This Fourth Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.




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         IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


SUNRISE TELEVISION CORP.


By: /s/ David A. Fitz
    -------------------------------------
    Title: CFO & Executive Vice President


STC BROADCASTING, INC.

By: /s/ David A. Fitz
    -------------------------------------
    Title: CFO & Executive Vice President


THE CHASE MANHATTAN BANK, as Administrative Agent and as a Lender


By: Tracey Navin Ewing
    -------------------------------------
    Title:Vice President


NATIONSBANK, N.A., as Documentation Agent and as a Lender

By: Jennifer Zydney
    -------------------------------------
    Title: Managing Director


CITICORP USA, INC., as Syndication Agent and as a Lender

By: /s/ Mark R. Floyd
    -------------------------------------
    Title: Attorney-in-Fact




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FINOVA CAPITAL CORPORATION,
       as a Lender


By: /s/ Andrew Pluta
    -------------------------------------
    Title: Vice President


THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


By: /s/ J.E. Palmer
    -------------------------------------
    Title: Assistant Vice President


PARIBAS, as a Lender


By: /s/ Todd Rodgers
    -------------------------------------
    Title: Assistant Vice President


By: /s/ Thomas G. Brandt
    -------------------------------------
    Title: Managing Director


NATEXIS BANQUE BFCE, as a Lender


By: /s/ Claudia V. Padron
    -------------------------------------
    Title: Associate


By: /s/ Cynthia E. Sachs
    -------------------------------------
    Title: VP Group Manager


GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


By: /s/ Thomas P. Waters
    -------------------------------------
    Title: Duly Authorized Signatory


SUMMIT BANK, as a Lender


By: /s/ Donald Oberg
    -------------------------------------
    Title: Vice President


BANK OF HAWAII, as a Lender


By: /s/ James Polk
    -------------------------------------
    Title: Vice President




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COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
     NEDERLAND", NEW YORK BRANCH, as a Lender


By: /s/ Doug W. Zylstra
    -------------------------------------
    Title: Senior Vice President


By: /s/ Pieter Kodde
    -------------------------------------
    Title: Senior Vice President


THE FUJI BANK, LIMITED,
     NEW YORK BRANCH,
     as a Lender


By: /s/ John Doyle
    -------------------------------------
    Title: Vice President and Manager


FIRST HAWAIIAN BANK, as a Lender


By: /s/ Travis Ruetenik
    -------------------------------------
    Title: Asst. Vice President


BHF (USA) CAPITAL CORPORATION,
     as a Lender


By: /s/ Michael Pellerita
    -------------------------------------
    Title: Assistant Vice President


By: /s/ Christopher Dodger
    -------------------------------------
    Title: Associate